[LOGO] UBS WARBURG
                             $1,200MM WFMBS 2001-28
                           WHOLE LOAN 30YR FIXED-RATE


GWAC                              7.220% +/-10bps

Pass-Through                      6.500% coupon

WAM                                  357 +/- 2 months

California                         42.0% approx.                 45% max

Avg Loan Balance                   $430K approx.                $460 max

WA LTV                               69% approx.                 75% max

Cash-Out Refi                      16.0% approx.                 22% max

SFD                                  92% approx.                 85% min

Full Doc                             87% approx.                 83% min

Prepayment Penalty                    0% approx.                  1% max

Uninsured > 80% LTV                   1% approx.                  2% max

Temporary Buydowns                    0% approx.                  1% max

AAA Ratings                     2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level      3.35%

Pricing Speed                       300% PSA

Settlement Date                 11/30/01


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               [LOGO] UBS WARBURG
                             $1,200MM WFMBS 2001-28
                           WHOLE LOAN 30YR FIXED-RATE


GWAC                                 7.220% +/-10bps

Pass-Through                         6.500% coupon

WAM                                     357 +/- 2 months

California                            42.0% approx.                 45% max

Avg Loan Balance                      $430K approx.                $460 max

Loan Balance Distribution:

          0.00       203,000.00       0.28% approx.
    203,000.01       275,000.00       0.31% approx.
    275,000.01       300,000.00       4.69% approx.
    300,000.01       400,000.00      36.86% approx.
    400,000.01       600,000.00      38.66% approx.
    600,000.01     1,000,000.00      19.10% approx.
  1,000,000.01     1,167,992.00       0.10% approx.

WA LTV                                  69% approx.                 75% max

Cash-Out Refi                         16.0% approx.                 22% max

SFD                                     92% approx.                 85% min

Full Doc                                87% approx.                 83% min

Prepayment Penalty                       0% approx.                  1% max

Uninsured > 80% LTV                      1% approx.                  2% max

Temporary Buydowns                       0% approx.                  1% max

AAA Ratings                        2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level         3.35%

Pricing Speed                          300% PSA

Settlement Date                    11/30/01


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               [LOGO] UBS WARBURG
                             $1,200MM WFMBS 2001-28
                           WHOLE LOAN 30YR FIXED-RATE



GWAC                                        7.189% +/- 10bps

WAC Dispersion

5.876          6.375                          0.18 approx.
6.376            6.5                          0.41 approx.
  6.5           6.75                          6.69 approx.
6.761              7                         29.52 approx.
7.001           7.25                         29.66 approx.
7.251            7.5                          25.1 approx.
7.501           7.75                          5.89 approx.
7.751              8                             2 approx.
8.001           8.25                          0.49 approx.
8.251          8.875                          0.06 approx.


Pass-Through                                  6.500% coupon

WAM                                        358 +/- 2 months

California                                    41.9% approx.            45% max

Avg Loan Balance                              $432K approx.           $460 max

WA LTV                                          68% approx.            75% max

WA FICO                                         729 approx.          564 approx.
                                                              minimum (non zero)
% FICO  between 550 and 600                   0.40% approx.

Cash-Out Refi                                 17.0% approx.            22% max

SFD                                             92% approx.            85% min

Full Doc                                        86% approx.            83% min

Prepayment Penalty                               0% approx.             1% max

Uninsured > 80% LTV                              0% approx.             2% max

Loans > 1mm current face                            1  max

AAA Ratings                                  Moodys, Fitch

Estimated Subordination Level                        3.00%

Pricing Speed                                     300% PSA

Settlement Date                                   11/30/01


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.